                                                                EXECUTION COPY




            ------------------------------------------------------------
            ------------------------------------------------------------




                               UTILICORP UNITED INC.


                                        and


                        THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Trustee



                                --------------------


                            8.27% Senior Notes Due 2021
                            9.03% Senior Notes Due 2005

                                --------------------


                            TENTH SUPPLEMENTAL INDENTURE

                             Dated as of March 31, 1999



                                --------------------


            ------------------------------------------------------------
            ------------------------------------------------------------

          TENTH SUPPLEMENTAL INDENTURE, dated as of March 31, 1999 (herein called the "Tenth Supplemental Indenture"), between UTILICORP UNITED INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), party of the first part, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association duly organized and existing under the laws of the United States, as Trustee under the Original Indenture referred to below (hereinafter called the "Trustee"), party of the second part.

                                    WITNESSETH:

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of November 1, 1990 (hereinafter called the "Original Indenture"), to provide for the issuance from time to time of certain of its unsecured senior notes (hereinafter called the "Securities"), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture; and

          WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form or terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture; and

          WHEREAS, the Company desires to create the following series of
Securities: (i) in an aggregate principal amount of $131,750,000 to be designated the "8.27% Senior Notes Due 2021" (the "2021 Senior Notes") and
(ii) in an aggregate principal amount of $20,232,000 to be designated the "9.03% Senior Notes Due 2005" (the "2005 Senior Notes", and together with the 2021 Senior Notes, the "Senior Notes"), and all action on the part of the Company necessary to authorize the issuance of the Senior Notes under the Original Indenture and this Tenth Supplemental Indenture has been duly taken; and

          WHEREAS, all acts and things necessary to make the Senior Notes when executed by the Company and completed, authenticated and delivered by the Trustee as in the Original Indenture and this Tenth Supplemental Indenture provided, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed; and

          WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture to, among other things, add to the covenants of the Company for the benefit of the Holders of all or any series of Securities; and

          WHEREAS, the Company desires to limit the issuance of Mortgage Bonds under its General Mortgage (as hereinafter defined) as set forth in
Section 204 of this Tenth Supplemental Indenture for the benefit of the Holders of the Senior Notes;

          NOW, THEREFORE, THIS TENTH SUPPLEMENTAL INDENTURE WITNESSETH:

          That in consideration of the premises, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Senior Notes, as follows:

                                    ARTICLE ONE

                                    DEFINITIONS

          The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the form of the 2021 Senior Notes and the 2005 Senior Notes attached hereto as Exhibit A and Exhibit B, respectively.

                                    ARTICLE TWO

                       TERMS AND ISSUANCE OF THE SENIOR NOTES

          Section 201. ISSUE OF SENIOR NOTES. Two series of Securities, one which shall be designated the "8.27% Senior Notes Due 2021" and the other which shall be designated the "9.03% Senior Notes Due 2005" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this Tenth Supplemental Indenture (including the form of the 2021 Senior Note and the 2005 Senior Note set forth in Exhibit A and Exhibit B, respectively, hereto). The aggregate principal amount of the 2021 Senior Notes and the 2005 Senior Notes of the series created hereby both of which may be authenticated and delivered under the Original Indenture shall not, except as permitted by the provisions of the Original Indenture, exceed $131,750,000 and $20,232,000, respectively.

          Section 202. FORM OF SENIOR NOTES; INCORPORATION OF TERMS. The form of the 2021 Senior Notes shall be substantially in the form of Exhibit A attached hereto and the form of the 2005 Senior Notes shall be substantially in the form of Exhibit B attached hereto. The terms of such Senior Notes are herein incorporated by reference and are part of this Tenth Supplemental Indenture.

          Section 203. PLACE OF PAYMENT. The Place of Payment will be initially the corporate trust offices of the Trustee which, at the date hereof, are located at The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126 and The First National Bank of Chicago, 14 Wall Street, 8th Floor, New York, New York 10005.

          Section 204. LIMITATION ON ISSUANCE OF MORTGAGE BONDS. The Company will not issue any Mortgage Bonds under its General Mortgage Indenture and Deed of Trust, dated September 15, 1988, between the Company and Commerce Bank of Kansas City, N.A., as Trustee (the "General Mortgage"), without making effective provision, and the Company covenants that in any such case effective provisions will be made, whereby the Senior Notes shall be directly secured by the General Mortgage equally and ratably with any and all other obligations and indebtedness thereby secured.

                                   ARTICLE THREE

                                   MISCELLANEOUS

          Section 301. EXECUTION OF SUPPLEMENTAL INDENTURE. This Tenth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Tenth Supplemental Indenture forms a part thereof.

          Section 302. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Tenth Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          Section 303. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

          Section 304. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Tenth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 305. SEPARABILITY CLAUSE. In case any provision in this Tenth Supplemental Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 306. BENEFITS OF TENTH SUPPLEMENTAL INDENTURE. Nothing in this Tenth Supplemental Indenture or in the Senior Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the holders, any benefit or any legal or equitable right, remedy or claim under this Tenth Supplemental Indenture.

          Section 307. GOVERNING LAW. This Tenth Supplemental Indenture and each 2021 Senior Note and each 2005 Senior Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

          Section 308. EXECUTION AND COUNTERPARTS. This Tenth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Tenth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                   UTILICORP UNITED INC.


[Seal]                             By:
                                         ----------------------------------
                                         Name:     Dale J. Wolf
                                         Title:    Vice President, Finance


Attest:


--------------------------------
Title:


                              THE FIRST NATIONAL BANK
                                OF CHICAGO, as Trustee


[Seal]                             By:
                                         ----------------------------------
                                         Name:
                                         Title:


Attest:


--------------------------------
Title:    Trust Officer

STATE OF ________  )
                   )  ss.:
COUNTY OF _______  )


          On the ____ day of ________, 199_, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that he is _________________________ of UtiliCorp United Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                   ---------------------------------------
                                   Notary Public,
                                   State of
                                                  ------------------------


STATE OF _______    )
                    )  ss.:
COUNTY OF _______   )


          On the ____ day of ________, 199_, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he is ________________ of The First National Bank of Chicago, the national banking association described in and which executed the foregoing instrument; that he knows the seal of said association; that the seal affixed to said instrument is such association seal; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.

                                   ---------------------------------------
                                   Notary Public,
                                   State of
                                                  ------------------------

                                                                     EXHIBIT A


                           [FORM OF FACE OF SENIOR NOTE]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                           REGISTERED


                               UTILICORP UNITED INC.

                             8.27% SENIOR NOTE DUE 2021

No. 918005 AT6                                         $


          UTILICORP UNITED INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of __________________________________________ DOLLARS on November 15, 2021 (the
"Stated Maturity"), and to pay interest thereon from March 31, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year (each an "Interest Payment Date"), commencing May 15, 1999, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment, and, subject to the terms of the Indenture, at the rate per annum provided in the title hereof on any overdue principal and premium, if any, and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, in which event notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company may pay principal by check payable in such money or by wire transfer to a dollar account maintained by the holder (if the holder of the Security holds an aggregate principal amount of Securities in excess of $5,000,000). The Company may pay interest by mailing a dollar check to a holder's registered address or, upon application by the holder hereof to the Registrar, not later than the applicable record date, by wire transfer to a dollar account maintained by the holder (if the holder of the Security holds an aggregate principal amount of Securities in excess of $5,000,000).

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or an Authenticating Agent, by manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                              UTILICORP UNITED INC.


Dated:                             By:
                                       ---------------------------------
                                        Title:
-------------------------------

                                        Attest:

                                       ---------------------------------
[Seal]                                  Title:


TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

This is one of the Senior
Notes of the series designated
herein referred to in the
within-mentioned Indenture


THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
    ---------------------------------
     Authorized Officer

                           [FORM OF REVERSE OF SENIOR NOTE]

                               UTILICORP UNITED INC.

                             8.27% SENIOR NOTE DUE 2021


          This Senior Note is one of a duly authorized series of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 1, 1990, as amended and supplemented (as amended and supplemented, the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $131,750,000.

          This Security is not subject to any sinking fund.

          Interest payments for this Security will be computed and paid on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date falls on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day.

          This Security will be subject to redemption (the "Make-Whole Redemption") at the option of the Company at any time, in whole or from time to time in part, until maturity, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the Redemption Date (as defined below), and (ii) the Make-Whole Amount (as defined below), if any, with respect to such Securities.

          "Make-Whole Amount" means, in connection with any Make-Whole Redemption of any Securities, the excess, if any, of (i) the sum, as determined by a Quotation Agent (as defined herein), of the present values of the principal amount of such Securities, together with scheduled payments of interest from the Redemption Date to the Stated Maturity of the Securities, in each case discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein) over (ii) 100% of the principal amount of the Securities to be redeemed.

          "Adjusted Treasury Rate" means, with respect to any Redemption Date for a Make-Whole Redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, calculated on the third Business Day preceding the Redemption Date, plus 0.25% (25 basis points).

          "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the Stated Maturity of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

          "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company. "Reference Treasury Dealer" means a primary U.S. Government securities dealer.

          "Redemption Date", when used with respect to any Securities to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture.

          "Comparable Treasury Price" means, with respect to any Redemption Date for a Make-Whole Redemption, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release designated "H.15" (or any successor release) published by the Board of Governors of the Federal Reserve System or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of such Quotations.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for a Make-Whole Redemption, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

          Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any Redemption Date to each holder of Securities to be redeemed. If less than all the Securities are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of such series to be redeemed in whole or in part.

          Unless the Company defaults in payment of the Redemption Price, on and after any Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

          The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 66 2/3% in principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          This Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, (y) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and premium, if any, and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $1,000 and in integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                     EXHIBIT B


                           [FORM OF FACE OF SENIOR NOTE]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                           REGISTERED


                               UTILICORP UNITED INC.

                             9.03% SENIOR NOTE DUE 2005

No. 918005 AS8                                    $


          UTILICORP UNITED INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of __________________________________________ DOLLARS on December 1, 2005 (the
"Stated Maturity"), and to pay interest thereon from March 31, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing June 1, 1999, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment, and, subject to the terms of the Indenture, at the rate per annum provided in the title hereof on any overdue principal and premium, if any, and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, in which event notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company may pay principal by check payable in such money or by wire transfer to a dollar account maintained by the holder (if the holder of the Security holds an aggregate principal amount of Securities in excess of $5,000,000). The Company may pay interest by mailing a dollar check to a holder's registered address or, upon application by the holder hereof to the Registrar, not later than the applicable record date, by wire transfer to a dollar account maintained by the holder (if the holder of the Security holds an aggregate principal amount of Securities in excess of $5,000,000).

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or an Authenticating Agent, by manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                              UTILICORP UNITED INC.


Dated:                             By:
                                       ------------------------------------
                                        Title:
-------------------

                                   Attest:

                                       ------------------------------------
[Seal]                                  Title:


TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

This is one of the Senior
Notes of the series designated
herein referred to in the
within-mentioned Indenture


THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
    ---------------------------------
   Authorized Officer

                           [FORM OF REVERSE OF SENIOR NOTE]

                               UTILICORP UNITED INC.

                             9.03% SENIOR NOTE DUE 2005


          This Senior Note is one of a duly authorized series of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 1, 1990, as amended and supplemented (as amended and supplemented, the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $20,232,000.

          This Security is not subject to any sinking fund.

          Interest payments for this Security will be computed and paid on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date falls on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day.

     This Security will be subject to redemption (the "Make-Whole Redemption") at the option of the Company at any time, in whole or from time to time in part, until maturity, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the Redemption Date (as defined below), and (ii) the Make-Whole Amount (as defined below), if any, with respect to such Securities.

     "Make-Whole Amount" means, in connection with any Make-Whole Redemption of any Securities, the excess, if any, of (i) the sum, as determined by a Quotation Agent (as defined herein), of the present values of the principal amount of such Securities, together with scheduled payments of interest from the Redemption Date to the Stated Maturity of the Securities, in each case discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein) over (ii) 100% of the principal amount of the Securities to be redeemed.

     "Adjusted Treasury Rate" means, with respect to any Redemption Date for a Make-Whole Redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price

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for such Redemption Date, calculated on the third Business Day preceding the
Redemption Date, plus 0.15% (15 basis points).

     "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the Stated Maturity of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

     "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company. "Reference Treasury Dealer" means a primary U.S. Government securities dealer.

     "Redemption Date", when used with respect to any Securities to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture.

     "Comparable Treasury Price" means, with respect to any Redemption Date for a Make-Whole Redemption, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release designated "H.15" (or any successor release) published by the Board of Governors of the Federal Reserve System or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of such Quotations.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for a Make-Whole Redemption, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

     Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any Redemption Date to each holder of Securities to be redeemed. If less than all the Securities are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of such series to be redeemed in whole or in part.

     Unless the Company defaults in payment of the Redemption Price, on and after any Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

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          The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 66 2/3% in principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          This Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended (y) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and premium, if any, and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in

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form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $1,000 and in integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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